Exhibit 10.8
Execution Version
AGENCY RESIGNATION, APPOINTMENT AND ASSUMPTION AGREEMENT
This AGENCY RESIGNATION, APPOINTMENT AND ASSUMPTION AGREEMENT, dated as of April 21, 2025 (this “Agreement”), is entered into among BLUE TORCH FINANCE LLC (“Blue Torch”), as resigning disbursing agent and resigning collateral agent under the Credit Agreement (as defined below) (in such capacities, the “Resigning Agent”), Alter Domus (US) LLC (“Alter Domus”), in its capacity as Successor Agent (as defined below), QUANTUM CORPORATION, a Delaware corporation (the “Borrower”), the other Loan Parties party hereto on the date hereof and those lenders under the Credit Agreement which are parties thereto on the date hereof (the “Required Lenders”).
Reference is made to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as amended by the First Amendment dated as of September 30, 2021, as further amended by the Second Amendment dated as of March 15, 2022, as further amended by the Third Amendment dated as of April 25, 2022, as further amended by the Fourth Amendment dated as of June 1, 2023, as further amended by the Fifth Amendment dated as of February 14, 2024, as further amended by the Sixth Amendment dated as of March 22, 2024, as further amended by the Seventh Amendment dated as of May 15, 2024, as further amended by the Eighth Amendment dated as of May 24, 2024, as further amended by the Ninth Amendment dated as of July 11, 2024, as further amended by the Tenth Amendment dated as of August 13, 2024, as further amended by the Eleventh Amendment dated as of October 28, 2024, as further amended by the Twelfth Amendment dated as of January 27, 2025, and as further amended, modified, supplemented, renewed, amended and restated or as otherwise modified from time to time and in effect immediately prior to the Effective Date (as defined below), the “Credit Agreement”), by and among the Borrower, the other Loan Parties party thereto, the financial institutions specified therein as Lenders and the Resigning Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement or the Other Documents, as applicable.
RECITALS
WHEREAS, the Resigning Agent hereby gives notice to the Lenders and the Borrower of its resignation as the Agent in accordance with Section 14.6 of the Credit Agreement;
WHEREAS, the Required Lenders desire to appoint Alter Domus to act as the successor Agent (in such capacity, the “Successor Agent”) under the Credit Agreement as modified hereby (the “Amended Credit Agreement”) and under the Other Documents; and
WHEREAS, the Successor Agent has agreed to accept its appointment and to serve as the Agent under the Amended Credit Agreement and the Other Documents.
NOW, THEREFORE, the parties agree as follows:
1.    Resignation. Pursuant to Section 14.6 of the Credit Agreement, the Resigning Agent hereby resigns as Agent under the Credit Agreement and the Other Documents, effective upon the Effective Date (as defined below). On the Effective Date, the Resigning Agent’s rights, powers, privileges and duties (other than as expressly provided herein) as Agent shall be terminated, without any further act or deed on the part of the Resigning Agent or any of the parties to the Credit Agreement or the Required Lenders.
2.    Appointment. Effective as of the Effective Date, (i) the Required Lenders hereby appoint, in accordance with Section 14.6 of the Credit Agreement, the Successor Agent as the Agent

under the Amended Credit Agreement and any Other Documents, (ii) the Successor Agent hereby accepts its appointment as the Agent under the Amended Credit Agreement and any Other Documents and (iii) the Successor Agent, as the Agent, shall succeed to, and be vested with, all of the rights, powers and duties of the Agent, as applicable, under the Amended Credit Agreement and any Other Documents.
3.    Delineation of Responsibilities. The parties hereto agree that neither Blue Torch, in its individual capacity and in its capacity as the Resigning Agent, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by Alter Domus in its capacity as the Successor Agent or otherwise under this Agreement, the Amended Credit Agreement or the Other Documents or the transactions contemplated thereby. The parties hereto agree that Alter Domus, in its individual capacity and in its capacity as the Successor Agent, (i) shall bear no responsibility or liability for any actions taken or omitted to be taken by Blue Torch in its capacity as the Resigning Agent or otherwise under this Agreement, the Credit Agreement and the Other Documents or the transactions contemplated thereby and (ii) shall not be liable for any loss or liability incurred as a consequence of the Successor Agent not having been provided with all information or documents available to the Resigning Agent or in the Resigning Agent’s possession. This Section 3 shall not constitute (and shall not be deemed to constitute) an assumption by the Successor Agent of any responsibility or liability of the Resigning Agent incurred prior to the discharge of its duties under the Credit Agreement, the Other Documents, and the transactions contemplated thereby.
4.    Representations of the Resigning Agent. The Resigning Agent hereby represents on and as of the Effective Date that:
(a)    Disbursement Status. Schedule I hereto sets forth a true, correct, and complete schedule, as of the Effective Date, of (i) the outstanding principal amount (including all capitalized PIK Interest) of, and any accrued and unpaid interest, whether or not due and payable on, the Term Loans, (ii) all accrued and unpaid fees and other amounts, whether or not due and payable, under the Credit Agreement and the Other Documents, and (iii) to its knowledge, any pending transactions or adjustments. The Resigning Agent has delivered to the Successor Agent a true and correct copy of the Register as of the Effective Date.
(b)    Collateral. Schedule II sets forth a true, correct and complete list of all possessory Collateral held by the Resigning Agent. All such possessory Collateral (if any) will be delivered to the Successor Agent promptly following the Effective Date.
(c)    Authority; Due Execution and Enforceability. (i) It is duly authorized to execute and perform its obligations under this Agreement, (ii) it has duly executed and delivered this Agreement, (iii) this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), and (iv) it has obtained all necessary consents and approvals required for the execution and performance of its obligations under this Agreement.
(d)    Disclosure of Events of Default. The Resigning Agent represents and warrants that neither any Loan Party nor any Lender has made the Resigning Agent aware, by written notice, of any Default or Event of Default under the Credit Agreement or Other Documents that have not been disclosed in writing to the Successor Agent.

(e)    Accuracy of Information Provided. The Resigning Agent represents and warrants that, to the best of its knowledge, all information, documents, and schedules provided to the Successor Agent in connection with this Agreement are true, correct, and complete in all material respects.
(f)    No Pending Litigation or Claims. The Resigning Agent represents and warrants that there are no pending or threatened in writing litigation, claims, or proceedings against it in its capacity as the Agent under the Credit Agreement or the Other Documents that would affect its ability to perform its obligations under this Agreement.
(g)    Required Lenders. The Resigning Agent hereby certifies that the Lenders party hereto constitute the Required Lenders under the Credit Agreement as of the Effective Date.
5.    Covenants/Representations of the Loan Parties.
(a)    Each Loan Party hereby represents and warrants to the Successor Agent and the Lenders on, and as of, the Effective Date that:
(i)    Documents. To the best of such Loan Party’s knowledge, Schedule III hereto sets forth a true, correct, and complete list of the Credit Agreement and each material agreement constituting Other Documents (other than any fee letter, engagement letter, fronting letter or similar agreement). If on or after the Effective Date, any senior officer of the Borrower who has knowledge of the existence of this Agreement obtains knowledge of the existence of any then-effective material Other Document that existed on the Effective Date prior to giving effect to this Agreement but was not listed on Schedule III hereto, the Borrower shall use commercially reasonable efforts to (i) notify the Successor Agent of the existence of such material Other Document and (ii) provide a copy thereof to the Successor Agent. As of the Effective Date, to the best of such Loan Party’s knowledge, there have been no amendments, modifications, supplements, waivers or consents to the Credit Agreement or such Other Documents, except as otherwise provided to the Successor Agent.
(ii)    Collateral. To the best of such Loan Party’s knowledge, Schedule IV sets forth a true, correct, and complete list of all perfection filings related to the Liens on the Collateral that have been made prior to the date hereof in connection with the Credit Agreement and the Other Documents (including, without limitation, all UCC financing statements and all assignments and amendments with respect thereto, all intellectual property recordings and all assignments and amendments with respect thereto and any and all other filings with respect to the Collateral).
(iii)    Authorization. Such Loan Party has the corporate, partnership, limited liability company, unlimited liability company or other applicable business entity power and authority, as the case may be, to execute, deliver and perform its respective obligations under this Agreement and has taken all necessary corporate, partnership, limited liability company, unlimited liability company or other applicable business entity action, as the case may be, to authorize the execution, delivery and performance by it of this Agreement. Neither the execution, delivery or performance by such Loan Party of this Agreement, nor compliance by it with the terms and provisions hereof, (a) will contravene any provision of any Applicable Law (in the case of the preceding clause (a), other than in the case of any contravention that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (b) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of such Loan Party.

(iv)    Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
For the avoidance of doubt, neither the Loan Parties nor any of their respective Affiliates have made or shall be deemed to have made any representation or warranty under this Agreement, except for those representations and warranties expressly set forth in this Section 5(a).
(b)    Each Loan Party agrees that from and after the Effective Date, it shall send all notices and other written requests under the Amended Credit Agreement and the Other Documents to the Successor Agent in accordance with Section 16.6(A) of the Amended Credit Agreement. The Loan Parties further agree to provide the Successor Agent with any additional information or documentation reasonably requested to facilitate the transition and ongoing administration of the Amended Credit Agreement and Other Documents.
(c)    The Borrower, (x) to the extent that the Borrower’s consent is required pursuant to Section 14.6 of the Credit Agreement, hereby consents to (i) the Resigning Agent’s resignation effective as of the Effective Date as the Agent under the Credit Agreement and the Other Documents, and (ii) the Successor Agent’s appointment effective as of the Effective Date as successor Agent under the Amended Credit Agreement and the Other Documents, in each case, as provided in this Agreement and (y) hereby waives any notice, consultation or approval requirements, to the extent applicable, under the Credit Agreement or the Other Documents in respect of such resignation or appointment.
(d)    Each of the Loan Parties further agrees that, following the Effective Date, it shall reasonably cooperate with the Successor Agent in effectuating the transition of the Successor Agent as the Agent under the Amended Credit Agreement and the Other Documents, and to take any additional actions reasonably requested by the Successor Agent or the Resigning Agent, as the case may be, in order to effect and evidence the resignation of the Resigning Agent and transfer of agency responsibilities from the Resigning Agent to the Successor Agent, in each case, subject to and in accordance with Article IX of the Amended Credit Agreement.
6.    Covenants/Representation of the Successor Agent. The Successor Agent (i) agrees that it will, independently and without reliance upon the Resigning Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the Other Documents; and (ii) agrees to be bound by the provisions of the Amended Credit Agreement and the Other Documents and will perform in accordance with its terms all the obligations which by the terms of the Amended Credit Agreement and the Other Documents are required to be performed by it as the Successor Agent. The Successor Agent represents and warrants that (x) it is duly authorized to execute this Agreement and to perform its obligations under this Agreement, the Amended Credit Agreement and the Other Documents and (y) this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). The Successor Agent acknowledges that it has received executed versions of the Credit Agreement and each of the Other Documents set forth on Schedule III, together with all exhibits and schedules.

7.     Collateral.     As of the Effective Date, (a) the Resigning Agent, as the resigning “Agent”, “disbursing agent” and “collateral agent”, under the Credit Agreement and the Other Documents, hereby irrevocably assigns to the Successor Agent (i) each of the Liens and security interests granted to the Resigning Agent under the Credit Agreement and the Other Documents in its capacity as “Agent”, “disbursing agent” and “collateral agent” and/or “secured party”, (ii) all of the Resigning Agent’s right, title and interest in, to and under, the Collateral, the Credit Agreement and the Other Documents constituting security documents and any other agreement or document related to the foregoing evidencing the grant of any lien or security interest in any property of the Loan Parties (provided, that the Resigning Agent shall continue to have all rights under the Credit Agreement and the Other Documents that expressly survive the resignation of the Agent under the Credit Agreement and the Other Documents, including such rights set forth in Section 8 hereof) and (b) the Successor Agent, as the new “Agent”, “disbursing agent”, “collateral agent” and/or “secured party” under the Amended Credit Agreement and the Other Documents, hereby assumes all such Liens and security interests, for its benefit and for the benefit of the Secured Parties, and hereby accepts all such right, title and interest of the Resigning Agent. The Borrower and each of the other Loan Parties hereby confirms and agrees that each of the Liens on the Collateral and security interests in the Collateral granted to the “Agent”, “disbursing agent” or the “collateral agent” under the Credit Agreement and any of the Other Documents shall, from and after the Effective Date, be continuing Liens and security interests in favor of the Successor Agent for the benefit of the Secured Parties under the Amended Credit Agreement and the Other Documents.
The Resigning Agent hereby authorizes each of the Loan Parties and the Successor Agent (and each Loan Party authorizes the Successor Agent) to file, amend, assign, endorse and/or execute as applicable (i) any UCC assignments or amendments with respect to the UCC financing statements in respect of the Collateral, and (ii) assignments or amendments with respect to any other filings, account control agreements, landlord and bailee waivers, and certificates of title in each case in respect of the Other Documents or the Collateral as Successor Agent, in consultation with the Loan Parties, deems reasonably necessary or desirable (clauses (i) and (ii) collectively, the “Collateral Assignments”), in the case of each Collateral Assignment, in form and substance reasonably satisfactory to the Resigning Agent, the Successor Agent and the Loan Parties, to effect the replacement of the Resigning Agent, as secured party thereunder, with the Successor Agent as the Agent under the Amended Credit Agreement and the Other Documents (it being agreed that any such Collateral Assignments shall be made without any representations and/or warranties from the Resigning Agent or the Successor Agent).
On and after the Effective Date: (i) any Collateral held by the Resigning Agent (including, without limitation, any Collateral in the possession or control (as defined in the UCC) of the Resigning Agent or any agent or bailee thereof) for the benefit of the Secured Parties shall be deemed to be held by the Resigning Agent solely as sub-agent of or bailee for the Successor Agent for the benefit of the Successor Agent and the Secured Parties (as provided in Section 14.5 of the Credit Agreement) until such time as all Collateral Assignments have been completed and any and all consents which may be required in connection with the transfer contemplated by this Agreement are obtained such that the Successor Agent shall be named as secured party on behalf of the Secured Parties in all UCC financing statements, account control agreements, landlord and bailee waivers and any other documentation or filings reasonably necessary or desirable to ensure continued perfection in such Collateral on behalf of the Secured Parties; (ii) any reference to the Resigning Agent on any publicly or non-publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned hereby, shall, until such filing is modified to reflect the interests of the Successor Agent with respect to such Liens and security interests, constitute a reference to the Resigning Agent as sub-agent of the Successor Agent (unless no such modification to such filing is necessary to reflect the appointment of the Successor Agent); (iii) any reference to the Resigning Agent as an additional insured and/or loss payee under any insurance (including title insurance) required to be maintained pursuant to the Credit Agreement and the Other Documents shall, until the Successor Agent is substituted as additional insured and/or loss payee thereunder, constitute a reference to the Resigning Agent as sub-agent or bailee of the Successor Agent; and (iv) any reference to the Resigning Agent in any pledge agreement, security agreement, intellectual property security agreement, account control agreement, landlord or bailee waiver, or Other Document shall, until the Successor Agent is substituted thereunder (whether by operation of law or by subsequent amendment, assignment, filing or other instrument), constitute a reference to the Resigning Agent as sub-agent of the Successor Agent, and, in each case of clauses (i), (ii), (iii) and (iv), the parties hereto agree that the sub-agency constituted hereby is, solely for the purposes of maintaining the priority and perfection of the Liens on the Collateral (it being understood, however, that the Resigning Agent shall have no responsibility or obligation to take any action to maintain the priority or perfection of such Liens) and the Resigning Agent’s role as such sub-agent shall impose no duties, obligations, or liabilities on the Resigning Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, the Required Lenders or otherwise, without limiting the generality of Section 9(d) below, and the Resigning Agent shall have the full benefit of the indemnifications and exculpations provided for in the Credit Agreement, including, without limitation, Section 14.3 and Section 16.5 of the Credit Agreement (solely with respect to its capacities as Agent and/or Lender thereunder), the provisions of which are incorporated herein mutadis mutandis. The Loan Parties and the Successor Agent agree that they shall, promptly following the Effective Date, effect the substitution of the Successor Agent as described above. The Loan Parties acknowledge that neither the substitution of the Resigning Agent with the Successor Agent, nor any other provision in this Agreement shall be interpreted to (x) release any Lien on any Collateral, or (y) waive, suspend or terminate any obligation the Loan Parties may have in respect of the Collateral or maintaining fully perfected Liens thereon, with the applicable Lien priority required under the Credit Agreement.
8.    Further Assurances. The Borrower and the Resigning Agent agree that, following the Effective Date, the Resigning Agent shall, unless such action would expose the Resigning Agent or any of its officers, directors, employees, agents, attorneys and other representatives to personal liability or would be contrary to applicable law or regulation or the Credit Agreement or the Other Documents (in each case, as reasonably determined by the Resigning Agent) (i) furnish, at the Borrower’s expense, additional releases, amendment or termination statements, assignments, acknowledgements, such other customary documents, instruments and agreements and such other information as may be reasonably requested by the Successor Agent from time to time in each case as are necessary in order to effect the matters covered hereby, and (ii) take such actions with respect to the Collateral as may be reasonably requested by the Borrower or the Successor Agent from time to time in order to effect the matters covered hereby; provided that any document, instrument or agreement to be furnished or executed by, or other action to be taken by, the Resigning Agent shall be reasonably satisfactory to it, and the Resigning Agent shall be reasonably satisfied that the delivery of any information requested of it would not breach any confidentiality restrictions binding on it. Without in any way limiting the Borrower’s obligations under the Credit Agreement and the Other Documents, the Borrower shall promptly reimburse the Resigning Agent for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred by the Resigning Agent in connection with any actions taken from time to time pursuant to, or related to, this Agreement and the transactions and actions contemplated hereunder, in each case, subject to and in accordance with Section 16.9 of the Credit Agreement. All other provisions of the Credit Agreement providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Resigning Agent, in each case, that are expressly stated to survive agent resignation (including, for the avoidance of doubt in Article XIV, Section 16.5 and Section 16.9 of the Credit Agreement) shall continue in effect for the benefit of the Resigning Agent, its sub-agents and their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives in respect of any actions taken or omitted to be taken by any of them while the Resigning Agent was acting as Agent under the Credit Agreement, in each case, to the extent required by the Credit Agreement. In the event of a bankruptcy filing by or against the Borrower and/or any other Loan Party, to the extent permitted by Applicable Law, the Borrower and/or the other Loan Parties, as applicable, shall remain obligated to reimburse the reasonable and documented out-of-pocket costs and expenses of the Resigning Agent to the extent required pursuant to the Credit Agreement and this Section 8, and the Borrower and/or any other Loan Party, as applicable, shall use commercially reasonable efforts to ensure that any such expenses of the Resigning Agent are addressed in any post-petition financing, cash collateral usage, or other similar order entered by the applicable Bankruptcy Court in the same manner as for the Successor Agent. Each of the Borrower, the Resigning Agent and the Successor Agent, to the extent applicable and solely with regard to its own actions, shall (and shall use commercially reasonable efforts to cause the applicable counterparty or counterparties, with respect to their own actions, to) complete the post-closing actions specified in Schedule V within 90 days of the Effective Date (or such later date as may be agreed by the Required Lenders (including via email)).
9.    Miscellaneous.
(a)    Conditions to Effectiveness. This Agreement shall be effective as of the date (the “Effective Date”) that (i) the Loan Parties, the Resigning Agent and the Successor Agent shall have received this Agreement, executed and delivered by a duly authorized officer of the Loan Parties, the Resigning Agent, the Successor Agent and the Required Lenders, respectively, (ii) the Successor Agent and the Borrower shall have executed and delivered the Successor Agent Fee Letter (as defined below), (iii) the Resigning Agent shall have delivered copies of the documents set forth on Schedules II, III and IV, as applicable, hereto to the Successor Agent and the Successor Agent shall have received such items, and (iv) the Successor Agent shall have received payment in immediately available funds of any amounts due and payable to it by the Borrower on the Effective Date pursuant to the Successor Agent Fee Letter or Section 9(b) below, in each case, to the extent invoiced at least (1) Business Day prior to the Effective Date.
(b)Expense Reimbursement. The Borrower agrees to pay on the Effective Date all reasonable and documented out-of-pocket costs and expenses of the Resigning Agent and the Successor Agent (including, without limitation, any reasonable and documented legal fees and disbursements) reasonably incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and any related documents or actions taken pursuant to such documents, in each case, to the extent required by the Credit Agreement, and such fees, costs, expenses and disbursements shall constitute “Obligations” under the Credit Agreement, to the extent set forth therein.
(c)    Successor Agent Fees. The Successor Agent and the Borrower have executed the fee letter, dated as of the Effective Date (the “Successor Agent Fee Letter”). The parties hereto acknowledge and agree that beginning on and after the Effective Date, the Successor Agent Fee Letter shall constitute the “Fee Letter” under clause (a) of the defined term of “Fee Letter” in the Credit Agreement and shall be an Other Document, and shall be subject to Section 3.3 of the Credit Agreement.
(d)    Lender Obligations. In the event that the Borrower fails to pay any amounts owing to the Resigning Agent or the Successor Agent pursuant to this Agreement, then the Lender payment obligations in Section 16.5(b) of the Credit Agreement shall be applicable to such unpaid amounts, to the extent required by the Credit Agreement.

(b)    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(c)    Continuing Effect; No Other Waivers or Amendments. Except as expressly provided herein, this Agreement shall not constitute an amendment to or waiver of any provision of the Credit Agreement or the Other Documents and shall not be construed as a consent to any action on the part of the Borrower, or any other subsidiary of the Borrower that would require an amendment, waiver or consent of the Agent or any Lender. This Agreement shall not constitute a novation of the Credit Agreement or any Other Document. The provisions of the Amended Credit Agreement and the Other Documents are and shall remain in full force and effect in accordance with their terms. This Agreement shall be considered an Other Document. After the Effective Date, as set forth in Section 14.6 of the Credit Agreement, the provisions of Article XIV, Section 16.5 and Section 16.9 of the Credit Agreement shall continue in effect for the benefit of the Resigning Agent (and, as and to the extent provided therein, its sub-agents and their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives (collectively, the “Related Parties”)) as to any actions taken or omitted to be taken by any of them while the Resigning Agent was acting as Agent under the Credit Agreement and the Other Documents, and it is understood and agreed that the Successor Agent and its Related Parties (a) shall have no responsibility or liability whatsoever for any actions taken or failures to take action (including without limitation any matters relating to payments, computations and accruals) for the period prior to the Effective Date and (b) shall receive all of the benefits, indemnifications and exculpations provided for in the Amended Credit Agreement (including without limitation under the provisions of Section 14.3 and Section 16.5) that are stated therein to apply to the Agent and, to the extent applicable, its Related Parties from and after the Effective Date; it being understood and agreed that none of the Resigning Agent nor any of its Related Parties shall have any liability (express or implied) by operation of preceding clauses (a) and (b). The Resigning Agent shall retain all claims and rights to indemnification under the Credit Agreement and the Other Documents, in each case, that are expressly stated to survive agent resignation, to the extent they pertain to the Resigning Agent, for acts, omissions, events or circumstances occurring or existing prior to the Effective Date, while the Resigning Agent was acting in its capacity as the Agent under the Credit Agreement and the Other Documents.
(d)    Release. Except to the extent determined by a court of competent jurisdiction in a final and non-appealable decision to have resulted directly from the gross negligence or willful misconduct of a Released Party (as defined below), each of the Borrower and its Related Parties (collectively, the “Releasing Parties”) hereby releases, acquits and forever discharges the Resigning Agent, each current (as of the date first written above) and prior Lender and each of their respective Related Parties (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including without limitation crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Credit Agreement or the Other Documents or the transactions contemplated thereby, including but not limited to any such claim or defense to the extent that it relates to (a) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (b) any covenants, agreements, duties or obligations set forth in the Credit Agreement and the Other Documents or (c) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Credit Agreement and the Other Documents or at law or in equity with respect to the Credit Agreement and the Other Documents.  No Released Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, the Credit Agreement or the Other Documents or the transactions contemplated hereby or thereby, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of such Released Party as determined by a final and non-appealable judgment of a court of competent jurisdiction.
(e)    Privileged Information. It is the intention and understanding of the Resigning Agent and the Successor Agent that any exchange of information under this Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Effective Date (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by the Resigning Agent or the Successor Agent. The Resigning Agent makes no representation or warranty and assumes no responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement and the Other Documents (other than any statement, warranty or representation of the Resigning Agent under this Agreement) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement and the Other Documents or any other instrument or document furnished pursuant thereto, or (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, the Other Documents or any other instrument or document furnished pursuant thereto.
(f)    Notice.
(i)    The following address and account details are to be used for purposes of communications to the Successor Agent pursuant to the Amended Credit Agreement or the Other Documents (and the address of the “Agent” for purposes of Section 16.6(A) of the Amended Credit Agreement shall be as follows):
Alter Domus (US) LLC
225 W. Washington St., 9th Floor
Chicago, Illinois 60606
Attention: Emily Ergang Pappas, Legal Department – Agency, Rick Ledenbach
Telephone: 312-564-5100
Electronic Mail:

With copies to:
Holland & Knight LLP
150 N. Riverside Plaza, Suite 2700
Chicago, Illinois 60606
Attention: Joshua Spencer
Email: joshua.spencer@hklaw.com and alterdomus@hklaw.com

With copies to:
Dialectic Technology SPV LLC
119 Rowayton Avenue
Rowayton, CT 06853
Attention: John Fichthorn
Email:

and

Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, New York 10022
Attention: Michael Steinberg
Email: michael.steinberg@aoshearman.com

(ii)    The following address is to be used for any communications from the Successor Agent to the Resigning Agent in connection with this Agreement, the Credit Agreement or the Other Documents:
Blue Torch Finance LLC
c/o Blue Torch Capital LP
150 East 58th Street, 39th Floor
New York, NY 10155
Electronic Mail:
With copies to:
SEI – Blue Torch Capital Loan Ops
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
Telecopier: (469) 709-1839
Electronic Mail:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Electronic Mail: Gregory.ruback@srz.com
(g)    Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Resigning Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Resigning Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Resigning Agent pursuant to procedures approved by it.
(h)    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
(i)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (EXCEPT THAT, IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS WITH RESPECT TO ANY LOAN PARTY, ACTIONS OR PROCEEDINGS RELATED TO THIS AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT.
(ii)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (i) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(iii)    EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(iv)    Notwithstanding anything in this Agreement, the Credit Agreement or in the Other Documents to the contrary, all parties hereto agree that the knowledge of the Resigning Agent under the Credit Agreement and the Other Documents in effect immediately prior to the Effective Date shall not be imputed to the Successor Agent.
10.    Return of Payments; Fees; References.

(a)In the event that, on or after the Effective Date, the Resigning Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any Other Document, the Resigning Agent agrees that such payment shall be held in trust for the Successor Agent, and the Resigning Agent shall promptly (but in any event within five (5) Business Days of receipt thereof) turn over, without setoff or counterclaim, such payment to the Successor Agent for payment to the Person entitled thereto.
(b)In the event that, on or after the Effective Date, the Successor Agent receives any principal, interest or other amount owing to the Resigning Agent under the Credit Agreement or any Other Document, the Successor Agent agrees that such payment shall be held in trust for the Resigning Agent and the Successor Agent shall promptly (but in any event within five Business Days of receipt thereof) return without setoff or counterclaim such payment to the Resigning Agent.
(c)For the avoidance of doubt, from and after the Effective Date, Blue Torch and its Related Parties shall not be entitled to any administrative agent, disbursing agent or collateral agent fees (or any other fees accruing in connection with the Credit Agreement, the Amended Credit Agreement or any Other Document from and after the Effective Date), including pursuant to any Fee Letter (as defined in the Credit Agreement).
(d)From and after the Effective Date, all references in the Credit Agreement and the Other Documents to “Agent” shall, in each case, mean and be a reference to the Successor Agent, acting in such capacity.
11.    Certain Agreements between the Lenders and the Company.
The Loan Parties, the Successor Agent, and the Lenders indicated on the signature pages hereto (together constituting the Required Lenders) hereby agree as follows:
(a)Board Observation Rights. From and after the date hereof and until another person is designated by the Lenders for such purpose, Christopher Neumeyer, Executive Vice President at PIMCO, will be the authorized representative of the Lenders to attend and participate (in the capacity of a non-voting observer) in all meetings of the Quantum Board pursuant to Section 6.16 of the Credit Agreement.
(b)Appointment of Chief Restructuring Officer. Section 6.19 of the Credit Agreement is hereby amended and restated to read as follows:
“(a)    Promptly after the date hereof, Quantum shall (i) use reasonable efforts to either (A) procure the resignation of Suvendu Pal as Chief Restructuring Officer (“CRO”) of Quantum and its Subsidiaries with immediate effect or (B) terminate the Current CRO Engagement Letter (as defined below) in accordance with the terms thereof, and (ii) appoint Charles Hale, President of Hale Global, to serve as the sole CRO for Quantum and its Subsidiaries with all of the duties, rights and powers customary for such an office, pursuant to a customary engagement letter reasonably acceptable to the Required Lenders and Quantum (the “New CRO Engagement Letter”), containing a scope of services substantially similar to those set forth in the engagement letter pursuant to which the existing CRO was originally appointed as CRO (the “Current CRO Engagement Letter”) or otherwise reasonably acceptable to the Required Lenders and Quantum.

(b)    From and after the effectiveness of the New CRO Engagement Letter, Quantum shall (i) without the prior written consent of the Required Lenders, refrain from taking any actions to terminate the New CRO Engagement Letter during the term of the Credit Agreement, (ii) not amend, restate, supplement, or otherwise modify the New CRO Engagement Letter or the terms or the scope of the CRO’s engagement or services under the New CRO Engagement Letter without the prior written consent of the Required Lenders, and (iii) within three (3) Business Days after the occurrence thereof, notify the Required Lenders in the event that any Loan Party receives notice of resignation from the CRO or the CRO is unable to perform his duties as CRO due to death, disability, or incapacity.”
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.
THE RESIGNING AGENT
BLUE TORCH FINANCE LLC,
as the Resigning Agent
By:     /s/ Kevin Genda
Name:    Kevin Genda
Title:    Authorized Signatory

[Signature Page to Agency Succession Agreement]

THE SUCCESSOR AGENT
ALTER DOMUS (US) LLC, as the Successor Agent
By:     /s/ Pinju Chiu
Name:    Pinju Chiu
Title:    Associate Counsel

[Signature Page to Agency Succession Agreement]

LOAN PARTIES
QUANTUM CORPORATION
By:    /s/ Lewis Moorehead
Name:    Lewis Moorehead
Title:    Chief Financial Officer
SQUARE BOX SYSTEMS LIMITED
By:    /s/ Lewis Moorehead
Name:    Lewis Moorehead
Title:    Director
QUANTUM LTO HOLDINGS, LLC
By:    /s/ Lewis Moorehead
Name:    Lewis Moorehead
Title:    Chief Financial Officer

[Signature Page to Agency Succession Agreement]

THE REQUIRED LENDERS
DIALECTIC TECHNOLOGY SPV LLC, as a Lender

By:     /s/ John Fichthorn
Name:    John Fichthorn
Title:    managing member

[Signature Page to Agency Succession Agreement]

OC III LVS XXXIII LP, as a Lender
By: OC III GP II LLC, its general partner
By:     /s/ Adam L. Gubner
Name: Adam L. Gubner
Title:     Authorized Person

OC III LVS XL LP, as a Lender
By: OC III GP LLC, its general partner
By:     /s/ Adam L. Gubner
Name: Adam L. Gubner
Title:     Authorized Person

[Signature Page to Agency Succession Agreement]